Investment Strategy - SEI QIM U.S. Equity Factor Allocation Active ETF	Mar. 25, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities of U.S. companies of all capitalization ranges. The Fund's investments in equity and equity-related securities may include common stock and preferred stock, structured notes and convertible bonds, and to a lesser extent, American Depositary Receipts (ADRs) and interests in U.S. real estate investment trusts (REITs).

The Fund seeks to provide long-term growth of capital and income by investing in U.S. equity securities that SEI Investments Management Corporation (SIMC or the Adviser) believes exhibit above-average profitability and earnings momentum while trading at a discount to their fair valuation. SIMC uses a quantitative-based, active stock selection investment strategy combined with portfolio optimization to construct the Fund's portfolio. SIMC's quantitative model evaluates all of the securities in the investment universe of U.S. issuers based on certain characteristics (Factors) that are determined by the Adviser and are grouped into families of Value, Momentum, Quality and Low Volatility. Each of these factor families are described in further detail in the "More Information About the Fund — Factors" section. The Adviser uses its own judgment and systems to assess which Factors to use and what portion of the Fund's assets should be invested in each security identified. Based on perceived market opportunities, the Adviser may allocate the Fund's assets to tilt in favor of one or more Factors. The Adviser may add, remove or modify certain Factors in its model based on investment research or in response to changes in market conditions.